OTHER INCOME (EXPENSES), NET	9 Months Ended
Sep. 30, 2025
OTHER INCOME (EXPENSES), NET
OTHER INCOME (EXPENSES), NET

13. OTHER INCOME (EXPENSES), NET

The following table summarizes other income (expenses), net recognized for the nine months ended September 30, 2025 and 2024:

	Nine Months Ended September 30,
	2025	2024
Settlement of TJ Biopharma repurchase obligations	$—	$(12,388)
Fair value change and extinguishment of put right liabilities	—	13,852
Net foreign exchange losses	(1)	(5,575)
Income of incentive payment from depository bank	256	955
Impairment of long-lived assets	—	(1,246)
Loss on sale of fixed assets	(16)	(1)
Other	(171)	(645)
Total other income (expense), net	$68	$(5,048)